Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company organized under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies, Peter Lieb and Ram Padmanabhan, and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him and her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preferred shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 18, 2012.

/s/ Gregory C. Case
Gregory C. Case

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company organized under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies, Peter Lieb and Ram Padmanabhan, and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him and her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preferred shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 18, 2012.

/s/ Fulvio Conti
Fulvio Conti

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company organized under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies, Peter Lieb and Ram Padmanabhan, and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him and her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preferred shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 18, 2012.

/s/ Cheryl A. Francis
Cheryl A. Francis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company organized under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies, Peter Lieb and Ram Padmanabhan, and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him and her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preferred shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 18, 2012.

/s/ Edgar D. Jannotta
Edgar D. Jannotta

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company organized under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies, Peter Lieb and Ram Padmanabhan, and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him and her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preferred shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 18, 2012.

/s/ Lester B. Knight
Lester B. Knight

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company organized under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies, Peter Lieb and Ram Padmanabhan, and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him and her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preferred shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 18, 2012.

/s/ J. Michael Losh
J. Michael Losh

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company organized under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies, Peter Lieb and Ram Padmanabhan, and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him and her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preferred shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 18, 2012.

/s/ Robert S. Morrison
Robert S. Morrison

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company organized under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies, Peter Lieb and Ram Padmanabhan, and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him and her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preferred shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 18, 2012.

/s/ Richard B. Myers
Richard B. Myers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company organized under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies, Peter Lieb and Ram Padmanabhan, and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him and her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preferred shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 18, 2012.

/s/ Richard C. Notebaert
Richard C. Notebaert

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company organized under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies, Peter Lieb and Ram Padmanabhan, and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him and her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preferred shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 18, 2012.

/s/ Gloria Santona
Gloria Santona

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company organized under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies, Peter Lieb and Ram Padmanabhan, and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him and her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preferred shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 18, 2012.

/s/ Carolyn Y. Woo
Carolyn Y. Woo